Exhibit 21.1

                     Subsidiary Name                          Place of
                                                              Organization

Direct Subsidiary of John Hancock Financial Services, Inc.

John Hancock Life Insurance Company                           MA
John Hancock Insurance Company of Vermont                     VT
John Hancock International, Inc.                              MA
John Hancock TianAn Life Insurance Company                    Shanghai, China

Indirect Subsidiaries of John Hancock Financial Services, Inc.

Brazilian Power Development, L.L.C.                           DE
Comox Timber Ltd.                                             Prince Edward
                                                              Island, Canada
Hancock Farmland Australia Rural Management Company Pty       New South
Limited (FARM)                                                Wales, Australia
Hancock Agriculture FARM Pty Ltd (FARM II)                    New South
                                                              Wales, Australia
Hancock Agriculture FARM Trust (FARM Trust)                   New South
                                                              Wales, Australia
Hancock Agriculture FARM LLC (FARM I)                         Queensland,
                                                              Australia
Frigate, L.L.C.                                               DE
Hancock Victorian Plantations Holdings Pty Ltd.               Australia
Hancock Victorian Plantations Pty Ltd.                        Australia
HBHC L.L.C.                                                   DE
Horseshoe Bend Hydroelectric Company                          ID
Investors Guaranty Life Insurance Company                     CA
John Hancock Canadian Holdings Limited                        Canada
Equinox Financial Group Inc.                                  Canada
Equinox Investor Services, Inc.                               Canada
EIS Insurance Services, Inc.                                  Canada
2733854 Canada Ltd.                                           Canada
The Maritime Life Assurance Company                           Canada
Canadian Corporate Health Solutions Inc.                      Canada
Churchill Office Park Limited                                 Canada
CIFAS Investment Corporation                                  Canada
Eclipse Claim Services Inc.                                   Ontario, Canada
Financial Life Assurance Company of Canada                    Canada
Landex Properties Ltd.                                        British
                                                              Columbia, Canada
P.V.S. Preferred Vision Services Inc.                         Canada
John Hancock Employees' Securities Company, L.L.C.            DE
John Hancock Employees' Securities Company II, L.L.C.         DE
John Hancock Employees' Securities Company III, L.L.C.        DE
John Hancock International Holdings, Inc.                     MA
John Hancock Life Assurance Company, Ltd.                     Singapore
John Hancock Life Insurance Corporation                       Philippines
John Hancock Life Insurance (Malaysia) Berhad                 Malaysia
Britama Credit Sdn Bhd                                        Malaysia
Britama Properties Sdn Bhd                                    Malaysia
British American Investments Pte Ltd.                         Singapore
The E-Software House Sdn Bhd                                  Malaysia
John Hancock Nominees (Tempetan) Sdn Bhd                      Malaysia


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

John Hancock International (Southeast Asia) Private Ltd.      Singapore
John Hancock International Services, S.A.                     Belgium
John Hancock Receivables, Inc.                                MA
John Hancock Servicos Internationais S/C Limitada             Brazil
John Hancock Subsidiaries, Inc.                               DE
The Berkeley Financial Group, Inc.                            DE
John Hancock Advisers, Inc.                                   DE
John Hancock Advisers International, Ltd.                     United Kingdom
John Hancock Funds, Inc.                                      DE
John Hancock Advisers International, (Ireland) Ltd.           Ireland
Patriot Group, Inc.                                           MA
Patriot Advisers, Inc.                                        MA
Patriot Distributors, Inc.                                    MA
Transamerica Fund Management Company                          DE
Transamerica Fund Distributors, Inc.                          MD
NM Capital Management, Inc.                                   NM
Sovereign Asset Management Corporation                        DE
Essex Corporation d/b/a Essex Corporation of                  NY
Connecticut, Essex Corporation (NY), Essex Financial
Services, Essex Financial Services, Inc., Essex
Insurance Agency, Inc., Essex Insurance Services, Essex
Insurance Services, Inc., First Annuity Corporation
Essex Brokerage Services, Inc.                                OH
Essex Holding Company, Inc.                                   NY
American Annuity Agency of Texas, Inc. d/b/a NBC              TX
Insurance Services
Ameritex Insurance Services, Inc. d/b/a Ameritex              TX
Investment Services, Inc.
Annuity Agency of Connecticut, Inc. d/b/a BNY Insurance       CT
Agency, Inc.
Annuity Agency of New Jersey, Inc. d/b/a BNY Insurance        NJ
Agency
Annuity Agency of New York, Inc. d/b/a BNY Insurance          NY
Agency
Constellation Financial Services, Inc. d/b/a CCF              NJ
Cork Agency of Pennsylvania, Inc. d/b/a Midlantic             PA
Investment Services
Essex Agency, Inc. d/b/a Essex Agency of New York             NY
Essex Agency of California                                    CA
Essex Agency of Ohio, Inc.                                    OH
Essex Agency of Pennsylvania, Inc.                            PA
Essex Agency of Texas, Inc.                                   TX
Essex Corporation of Illinois                                 IL
Essex de Mexico, Inc.                                         NY
Essex National Insurance Agency, Inc.                         MA
Essex Resources, Inc.                                         NY
Evergreen Agency, Inc. d/b/a Main Line Investment             PA
Services
FSB Investment Services Corporation                           NY
Independence One Investment Group, Inc.                       MI
The Investment Center Agency, Inc.                            OH
Loyal Financial Services, Inc. d/b/a Essex Agency of New      NJ
Jersey, loyal Financial Services of Pennsylvania, CCM
Financial Services


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Marquette Insurance Agency, Inc. (f/k/a Commerce              IL
Insurance Services, Inc.
Metro Agency, Inc.                                            NY
New Amsterdam Insurance Agency, Inc.                          IL
New Amsterdam Insurance Agency, Inc.                          NY
Newpoint Insurance Agency, Inc.                               OH
Performance Annuity Insurance Agency                          CA
Provident Insurance Center, Inc.                              MD
Riverside Agency, Inc.                                        NY
San Jacinto Insurance Agency, Inc.                            TX
Provident Insurance Center, Inc.                              NY
Stanwich Incorporated                                         NY
UNB Financial Services, Inc. d/b/a HTI Agency                 NJ
Essex National Insurance Agency, Inc. d/b/a Essex of          NY
California Insurance Agency
Essex National Securities, Inc. d/b/a ENSI                    NY
Fusion Clearing, Inc.                                         NY
First Signature Bank & Trust Company                          NH
Hancock Mezzanine Investments, L.L.C.                         DE
Hancock Mezzanine Partners, L.P.                              DE
HMI Inc.                                                      DE
*Not including G.P.'s "Carried Interest"
Hancock Natural Resource Group, Inc.                          DE
Cahaba Forest Management, Inc.                                DE
Cahaba Forests, LLC                                           DE
ForesTree Australia I, LLC                                    DE
Hancock Victorian Plantations Australia I Pty Ltd.            Australia
ForesTree Australia II, LLC                                   DE
Hancock Victorian Plantations Australia II Pty Ltd.           Australia
ForesTree Australia III, LLC                                  DE
Great Eastern Timber Company LLC                              DE
Hancock Natural Resource Group Australia Pty Limited          Australia
High Street Timber Partners, LLC                              DE
John Hancock Timber Resource Corporation                      DE
ForesTree A Limited Partnership                               MA
ForesTree B Limited Partnership                               MA
ForesTree 96 Limited Partnership                              MA
ForesTree Washington Limited Partnership                      MA
Texas Municipal Plans Consortium, L.L.C.
Wilson River, LLC                                             OR
Hancock Realty Investors Incorporated                         DE
John Hancock Property Investors Corp.                         DE
John Hancock Value Added Apartment Fund, L.L.C.               MA
Hancock Venture Partners, Inc.                                DE
Back Bay Partners II, L.P.                                    DE
HarbourVest Partners II, L.P.                                 DE
Back Bay Partners III, L.P.                                   DE
Evergreen III Limited Partnership                             DE
Back Bay Partners IV L.P.                                     DE
Mayflower Fund Lijited Partnership                            DE
Back Bay Partners V L.P.                                      DE
HarbourVest Partners III, L.P.                                DE
Back Bay Partners VI L.P.                                     DE
HVP-Russia, Inc.                                              DE
HVP Special Purpose Sub I, Inc.                               DE


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HVP Special Purpose Sub II, Inc.                              DE
John Hancock Capital Growth Management, Inc.                  DE
Independence Investment Associates, Inc.                      DE
Independence Fixed Income Associates, Inc.                    DE
JH Networking Insurance Agency, Inc.                          MA
Networking, Inc.                                              TN
John Hancock Assignment Company                               DE
Texas Municipal Plans Consortium, L.L.C.                      DE
John Hancock Capital Corporation                              DE
John Hancock Energy Resources Management Inc.                 DE
EIF Equity Holdings LLC                                       DE
Energy Investors Partners, L.P.                               DE
Energy Investors Partners II, L.P                             DE
Project Finance Partners, L.P.                                DE
John Hancock HealthPlans, Inc.                                MA
Dikewood Computer Corp.                                       NM
H.D. Management Corporation                                   GA
Ameriplan Health Systems, Inc.                                GA
Ameriplan Health Services, Ltd.                               GA
Ameriplan of Georgia, Inc.                                    GA
John Hancock Insurance Agency, Inc.                           MA
John Hancock Leasing Corporation                              DE
JHFS One Corp.                                                MA
JHLC Two Corp.                                                NY
John Hancock Property and Casualty Holding Company            DE
John Hancock Management Company                               DE
John Hancock Reassurance Company, Ltd.                        Bermuda
John Hancock Real Estate Finance, Inc.                        DE
John Hancock Realty Advisors, Inc.                            DE
John Hancock Corporate Tax Credit Fund I Limited              MA
Partnership
John Hancock Corporate Tax Credit Fund II, LLC                MA
John Hancock Corporate Tax Credit Fund III Limited            MA
Partnership
John Hancock Corporate Tax Credit Fund IV, LLC                MA
John Hancock Corporate Tax Credit Fund V, LLC                 MA
John Hancock Realty Management Inc.                           DE
John Hancock Realty Services Corp.                            DE
Exeter Realty Development Corp.                               DE
JHRD 492 Corp.                                                DE
John Hancock Realty Equities, Inc.                            DE
John Hancock Income Fund II Assignor, Inc.                    DE
John Hancock Income Fund III Assignor, Inc.                   DE
John Hancock Realty Income Fund II Limited Partnership        MA
John Hancock Realty Income Fund III Limited Partnership       MA
John Hancock Realty Funding, Inc.                             DE
Marlborough Realty Development Corp.                          DE
John Hancock Signature Services, Inc.                         DE
Profesco Corporation                                          NY
Professional Economic Services, Inc.                          NY
Signator Financial Network, Inc.                              DE
Signator Insurance Agency, Inc.                               MA
Signature Insurance Agency of Ohio, Inc.                      Ohio


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Signator Investors, Inc.                                       DE
John Hancock Variable Life Insurance Company                   MA
Investors Partner Life Insurance Company                       DE
Investors Partner Life of New York                             NY
LR Company, L.L.C.                                             DE
LVI, L.L.C.                                                    DE
P.T. Asuransi Jiwa Bumiputera John Hancock                     Indonesia
P.T. Indras Insan Jaya Utama                                   Indonesia
PTPC Investor L.L.C.                                           DE
Redwood Holdings Company, L.L.C.                               DE
Redwood, L.L.C.                                                DE
2660 Woodley Road Joint Venture                                DC
Signature Funding Company L.L.C.                               DE
Signature Fruit Company, L.L.C.                                DE
Woodley Road Associates, Inc.                                  DE


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